State Street Institutional Investment Trust

STATE STREET TARGET RETIREMENT 2015 FUND Class I (SSBFX) Class K (SSBHX)	STATE STREET TARGET RETIREMENT 2020 FUND Class I (SSBNX) Class K (SSBOX)	STATE STREET TARGET RETIREMENT 2025 FUND Class I (SSBRX) Class K (SSBSX)

STATE STREET TARGET RETIREMENT 2030 FUND Class I (SSBWX) Class K (SSBYX)	STATE STREET TARGET RETIREMENT 2035 FUND Class I (SSCJX) Class K (SSCKX)	STATE STREET TARGET RETIREMENT 2040 FUND Class I (SSCNX) Class K (SSCQX)

STATE STREET TARGET RETIREMENT 2045 FUND Class I (SSDDX) Class K (SSDEX)	STATE STREET TARGET RETIREMENT 2050 FUND Class I (SSDJX) Class K (SSDLX)	STATE STREET TARGET RETIREMENT 2055 FUND Class I (SSDOX) Class K (SSDQX)

STATE STREET TARGET RETIREMENT 2060 FUND Class I (SSDWX) Class K (SSDYX)		STATE STREET TARGET RETIREMENT FUND Class I (SSFNX) Class K (SSFOX)

(each a “Fund”, and collectively the “Funds”)

Supplement dated October 9, 2019 to the Prospectus

and Statement of Additional Information (“SAI”)

each dated April 30, 2019, as may be supplemented from time to time

Effective immediately, the Prospectus and SAI are revised as follows:

All references in the Prospectus and SAI to the following Underlying Funds (as defined in the Prospectus and SAI) are revised as follows:

Previous Underlying Fund Name	New Underlying Fund Name

State Street Global Equity ex-U.S. Index Portfolio	State Street Global All Cap Equity ex-U.S. Index Portfolio

SPDR Bloomberg Barclays TIPS ETF	SPDR Portfolio TIPS ETF

The discussion regarding the State Street Global Equity ex-U.S. Index Portfolio within the section “APPENDIX A – UNDERLYING FUNDS” on page 161 of the Prospectus is deleted in its entirety and replaced with the following:

State Street Global All Cap Equity ex-U.S. Index Portfolio

The State Street Global All Cap Equity ex-U.S. Index Portfolio (the “Portfolio”) is an “index” fund that seeks to track, before fees and expenses, the total return performance of the MSCI ACWI ex USA Investable Market Index (the “MSCI ACWI ex USA IMI Index” or sometimes referred to in context as the “Index”) over the long term. As an “index” fund, the Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. In seeking to track the performance of the Index, the Portfolio employs a sampling strategy, which means that the Portfolio is not required to purchase all of the securities represented in the Index. Instead, the Portfolio may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The number of holdings in the Portfolio will be based on a number of factors, including asset size of the Portfolio. The Adviser generally expects the Portfolio to hold fewer than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Portfolio’s investment objective. Under normal circumstances, the Portfolio generally invests substantially all, but at least 80%, of its net assets (plus borrowings, if any) in securities comprising the Index or in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) providing exposure to securities comprising the Index. In addition, the Portfolio may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Portfolio may also purchase or sell futures contracts, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in stocks or other investments. Alternatively, the Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Portfolio may also enter into other derivatives transactions, including the use of options, forwards or swap transactions, in lieu of investing directly in the stocks making up the Index. The Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio (including funds advised by the Adviser).

The sub-section entitled “Additional Information Concerning the MSCI All Country World Index ex USA (the “MSCI Index”)” within the section “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS” on page 7 of the SAI is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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